TerreStar

Mobile Communications. Redefined.

011
100

J.P.Morgan

Global High Yield & Leveraged
Finance Conference
February 2009

Safe Harbor
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,”
“intends,” “plans,” “estimates” or similar expressions that indicate future events and trends.
Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United
States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-
looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

TerreStar Networks
• Owned by U.S. publicly-traded TerreStar Corporation (NASDAQ: TSTR)
• Funded into 2010
 – Viable, stable and innovating
• Unique spectrum position
 – 20 MHz of spectrum in 2 GHz range
 –  8 MHz of nationwide 1.4 spectrum
• Most advanced, powerful commercial communications satellite
 – Scheduled launch (TerreStar -1) 2nd Quarter 2009
• Channel partners in place (AT&T Roaming Agreement)
• Government CRADA extended through Oct 2010
• Holistic Technology Ecosystem
 – Integrated satellite/ ground-based design
 – Flexible device form factors
 • Handsets similar to today’s cellular devices
 • Mobile data modems
 • Chipsets for OEM integration
 • Typical mobile devices can be enabled

TerreStar Corporate Structure

TerreStar Corporation
NASDAQ: TSTR
Formerly Motient Corporation
MVH Holdings Inc.
Motient Ventures Holding Inc.
TerreStar Networks Inc.
TerreStar Global Ltd.
TerreStar National Services, Inc.
TerreStar License Inc.
TerreStar Europe Ltd.
(a UK Company)
TerreStar Networks Holdings (Canada) Inc.
TerreStar Networks (Canada) Inc.
Legal entity indirectly holding 20MHz of 2.0GHz spectrum
Holdings structured to comply with Canadian foreign ownership rules

TerreStar

Proprietary and Confidential

TerreStar Coverage Map
Spot beams respond dynamically to usage requirement
Alaska
Canada
Hawaii
United States
Puerto Rico
U.S. Virgin Islands
2GHz MSS Satellite Direct
ATC Using MSS 2GHz Frequency
Ku - Band Feeder Links
Geographically Diverse Earth Stations
Standard Communication Networks
IP Cloud/ PSTN

TerreStar Mobile Communications. Redefined.

Proprietary and Confidential

Integrated Network Architecture

NASDAQ WELCOM
TERRESTAR CORPORAT
NASDAQ LISTED [TST
AUGUST 16, 2007
Terre Star
NASDAQ

Terre Star Mobile Communications Redefined.

Proprietery and Confidential
6

Significant Development Progress

TerreStar Networks Strategy
Perfect the Spectrum and Secure the License
✓	Successful Satellite Launch
✓	Integrated Satellite-Terrestrial Device
Minimize Risk
✓	Experienced Management
✓	Market-Defining Technology
✓	Tier 1 Partners and Suppliers
Prudent Capital Plan
✓	Targeted and Prioritized Technology Spend
✓	Aggressive Operating Expense Reduction
✓	Restructured Agreements with Partners and Suppliers

Assets and Capabilities

•	Most powerful two-way commercial communications geostationary satellite in final testing

•	Beam coverage: United States, Canada, Puerto Rico, Hawaii and Alaska

•	Capable of generating approximately 500 simultaneous spot beams

•	TerreStar-2 underway

•	2 satellite Gateways licensed, ground segments near completion

•	ATC global IP license portfolio

LORAL
Space & Communications

arianespace
service & solutions

TechFaith

QUALCOMM

COMNEON

CGI AMS

accenture

CISCO

NOKIA

HUGHES

TerreStar
Mobile Communications. Redefined.

Proprietery and Confidential

Industry-Leading Partners and Suppliers
Critical Partner Ecosystem is in place and executing to plan

Satellite
OSS/BSS
Devices
Network

Key Dates in 2009
Final Satellite review for shipment to launch base
Commence Core Network/IT Development Program
TerreStar1 Launch
TerreStar Network Operational
EB Commercial Terminals ready
ALL IP NETWORK AVAILABILITY
JUNE
2009
Q1
Q2
Q3
Q4
SERVICE AVAILABILITY
Begin handset certification for PTCRB and AT&T
Core Services available
Final hardware and software certification to perfect spectrum
Complete Satellite simulated calls with ground network
TerreStar
Mobile Communications. Redefined.

Proprietary and Confidential

TerreStar
Mobile Communications. Redefined.

iridium

ICO

Globalstar

inmarsat

SKYTERRA
COMMUNICATIONS

TerreStar
Mobile Communications. Redefined.

Proprietery and Confidential

TerreStar vs. the Competition
LEO, 66 satellites, global
including polar
Legacy system
Large $1500 handset
2.4k voice, 2.4k data
$1-2/min
LEO, 40 satellites,global
Legacy system
Large expensive handsets
Voice, Data up to 9.6 kbps
Failing satellite system
GEO, single satellite covering
US and Canada
Next gen system with
 configurable spot beams
Mobile video to vehicle platform
 (MIM - Mobile Interactive Media) for
 video and two-way messaging
 GEO, two satellite covering
 US and Canada
Current legacy system: GEO two satellites
 covering N, central and part of S. America
Large expensive terminals $4000+
Planned next gen system similar to TerreStar’s
Global coverage
 Legacy system
 Very large, expensive
  terminals & devices
 Voice, data up to 492 kbps
GEO, single satellite covering US and Canada
Next gen system with configurable spot beams
Voice, data up to 400 kbps
Broadcast mobile video capable
PDA size GSM/satellite handsets at prices slightly higher
   than standard cellular PDAs (~$700 initially, ~$500 with volume)

Canadian public safety interoperability at
federal/provincial/local levels with US
security/public safety cross-border
counterparts
Participating in (CITIG) domestic and cross-
border Canadian public policy safety initiative
Leveraging Global Growth Opportunities

Partner with Existing and Incumbent
Wireline & Wireless Opportunities
 Satellite Roam-in service with MNO’s (AT&T Roaming
      agreement)
 Remote Connectivity
 Business continuity, productivity
Full Business Partnerships for new entrant
 Telematics & Machine-to-Machine Business Models
Leveraging economies of scale
‘First-to-MSS-market’ competitive
advantage to drive market development
The TerreStar Europe 2GHz MSS S-Band
Spectrum Authorization Application has been
deemed admissible to the European
Commission Global selection process
Satellite Critical Design Review expected to be
complete by Feb 3 and submitted to the EU by
Feb 7
Fail safe service when Land Mobile Radio
(LMR) and Cellular service is unavailable
Focus on Emergency Responders, Law
Enforcement and National Security users
 Federal, State and Local
Target Opportunities
 Emergency Responders & National Security
 FEDERAL - DOD DHS, DOJ. DOE, USFS, DOI, HHS
 STATE - National Guard, State DHS, State Police,
 First Responders
Commercial
Government

Financials

Terre Star
Mobile Communications. Redefined.
Proprietery and Confidential

Consolidated Condensed
Balance Sheet 9/30/2008

Unaudited - $ in millions
Cash and equivalents	$296	Accounts payable and accrued expenses	$32
Other current assets	12	Dividends payable on Series A & B	13
Total current assets	308	Total current liabilities	45

Fixed assets	698	Notes and accrued interest	877
Intangible assets	476	Other long term liabilities	4
Other long term assets	20		881
Total assets	$1,502
		Series A convertible preferred stock	90
		Series B convertible preferred stock	319

		All other equity and APIC	1194
		Accumulated deficit	(1,027)
			$1,502

Projected Capital Expenditures	Oct 2008 – Sept 2009
Capital Expenditure Contractual Commitments [1]	$116
Launch Insurance	$40-$50
Total	$156-$166
[1] Includes TerreStar 1, TerreStar 1 Launch and Handset/Chipset; Does not include TerreStar 2

Capitalization

**All numbers as of 9/30/2008
**All numbers in $M unless otherwise stated
Cash and Cash Equivalents	$293
Escrow for TerreStar-1 construction	3
Satellites and assets under construction	682
Intangible assets	476
Total	$1,454

Senior Secured PIK Notes	633
New Sr. Sec. PIK Notes	52
Senior Exchangeable Notes	157
Credit Facility for TS-2	$35
Total Debt	$877

Preferred Equity	409
Current Share Price	1
Common Shares Outstanding	121
Market Value of Equity	$121

Enterprise Value	$1,407
Face Amount:
Maturity:
PIK Interest:
Key Covenants:
Face Amount:
$150M
Maturity:
6/15/2014
Interest &
Conversion
Face Amount:
$100M-
outstanding $35M
Maturity:
2/5/2013
Interest
Key Covenants:
Notification req'd 10 days prior
to satellite payment
PIK thru 2/2012 at 14% interest
2/14/2014
15% on 2/15 & 8/15
No additional indebtedness and a
greater leverage ratio of 6.75X
on a pro forma basis
PIK thru 3/2011 at 6.5%
interest. Convertible to 26.9M
TSTR common shares at
$5.57/per share
     $500M                $50M
Senior Secured PIK Notes:
 Senior Exchangeable Notes:
 Restricted Credit Facility
Preferred Stock:  due 4/15/2010

Series A:                                  $90M
Series B: :                                $318.5M
Convertible into Common Stock at a rate of
30:1 (strike price of $33.33). Dividends Paid
or PIK’d on 4/15 & 10/15

Series E:
1.9M shares convertible  into Common Stock at
a rate of 25:1 (strike price $25.00) 1.2M
converted on 6/10/2008

Questions?

Thank You!
TerreStar Contact:
Vincent Loiacono
Chief Accounting Officer
703-483-7807
Vincent.loiacono@terrestar.com